UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 18, 2007

CHINA BROADBAND, INC. (Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	000-19644 (Commission File Number)	20-1778374 (IRS Employer Identification No.)

1900 Ninth Street, 3rd Floor Boulder, Colorado 80302 Telephone No.: (303) 449-7733 (Address and telephone number of Registrant's principal executive offices and principal place of business)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02 Termination of Material Agreement, and
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 18, 2007, Mr. Jiang Bing resigned as a member of the Board of Directors of China Broadband, Inc. (the “Company”) and as an officer for personal reasons. There was no disagreement or dispute between Mr. Bing and the Company which led to his resignation. Simultaneously his employment contract was mutually terminated. Following the resignation of Mr. Bing, the Board of Directors of the Company shall consist of two members.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

Not applicable.

(b) Pro forma financial information.

Not applicable.

(c) Shell company transactions.

Not applicable.

(d) Exhibits.

None.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA BROADBAND, INC.

Date: May 24, 2007	By:	/s/ Clive Ng
Principal Financial Officer and Principal Executive Officer